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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               December 15, 1998
                               -----------------
                Date of Report (Date of earliest event reported)


                     REPUBLIC SECURITY FINANCIAL CORPORATION
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)


                   0-14671                              59-2335075
                   -------                              ----------
          (Commission File Number)           (IRS Employer Identification No.)

            4400 Congress Avenue
          West Palm Beach, Florida                         33407
          ------------------------                         -----
    (Address of principal executive offices)             (Zip Code)


                                 (407) 840-1200
                                 ---------------
               Registrant's Telephone Number, Including Area Code



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Item 5.           Other Events.

         On October 29, 1998, Republic security Financial Corporation (the "Company") acquired First Bank of Florida ("First Bank"), a wholly owned subsidiary of First Palm Beach Bancorp, the headquarter in West Palm Beach, Florida, in a stock-for-stock transaction. First Bank merged into the Company's wholly owned subsidiary, Republic Security Bank.

         Shareholders of First Bank received 4.194 shares of the Company's common stock for each share of First Bank common stock. As a result, the Company issued approximately 21.5 million shares of its common stock for all the shares of First Bank common stock. The acquisition was accounted for as a tax-free pooling of interests.

         The following is a summary o f certain interim financial results of the Company reflecting the combined operations.


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================================================================================
(Amounts in thousands except per share data)             One Month Ended
                                                         November 30, 1998
                                                         (Unaudited)
-------------------------------------------------------- -----------------------
INTEREST INCOME:
         Interest and fees on loans                        $12,661
         Interest and dividends on Investments               4,063
                                                            16,724
INTEREST EXPENSE:
         Interest on deposits                                7,551
         Interest on borrowings                              1,831
                                                             5,302
         Net interest income                                 7,342
         Provision for loan losses                              50
-------------------------------------------------------- -----------------------
         Net interest income after
            provision for loan losses                        7,292
-------------------------------------------------------- -----------------------
NON-INTEREST INCOME:                                         2,421
-------------------------------------------------------- -----------------------
OPERATING EXPENSES:
         Employee compensation and benefits                  2,772
         Occupancy and equipment                             1,295
         Data processing                                       138
         Other                                               1,817
-------------------------------------------------------- -----------------------
                                                             6,022
-------------------------------------------------------- -----------------------
Income before taxes                                          3,691
Provision for income taxes                                   1,366
-------------------------------------------------------- -----------------------
Net Income                                                  $2,325
================================================================================

         The above results are not indicative or predicative of results for the year ended December 31, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  REPUBLIC SECURITY FINANCIAL CORPORATION
                                  (Registrant)


Date: December 15, 1998           /s/Carla H. Pollard
      -----------------           -------------------
                                  Carla H. Pollard
                                  Controller/Vice President



F:\DOCS\8K\1998\FBANK-8K.D15


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